Prospectus

Columbia Large-Cap Growth Equity Strategy Fund (RWG)
(formerly RP Focused Large Cap Growth ETF)

Prospectus February 28, 2011
(as revised September 30, 2011)

This Prospectus provides important information about the Columbia Large-Cap Growth Equity Strategy Fund (“ETF”) that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Shares of the ETF (“Shares”) are listed and traded on NYSE Arca, Inc. (“Exchange”).

 Not FDIC Insured - May Lose Value - No Bank Guarantee

Table of Contents

Fund Summary	3p
Additional Information About The ETF	8p
ETF Management	9p
Other Service Providers	10p
Buying and Selling ETF Shares	10p
Active Investors and Market Timing	13p
Distribution and Service Plan	14p
Net Asset Value	14p
ETF Website and Disclosure of Portfolio Holdings	15p
Section 12(d)(1) Information	15p
Dividends, Other Distributions and Taxes	15p
Premium/Discount Information	17p
Financial Highlights	18p

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and the ETF’s Statement of Additional Information dated February 28, 2011, as supplemented (which is incorporated by reference into this Prospectus and is legally a part of this Prospectus) and, if given or made, such information or representations may not be relied upon as having been authorized by us.

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Fund Summary

Columbia Large-Cap Growth Equity Strategy Fund

INVESTMENT OBJECTIVE

Long-term capital appreciation.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Shares of the ETF.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee:	0.77%
Distribution and/or Service (12b-1) fees:(1)	0.00%
Other Expenses:	2.92%
Total Annual Fund Operating Expenses:	3.69%
Expense Reduction/Reimbursement:(2)	(2.80%)
Total Annual Fund Operating Expenses After Expense Reduction/Reimbursement:	0.89%

(1)	Pursuant to a 12b-1 Distribution and Service Plan, the ETF may bear a 12b-1 fee not to exceed 0.25% per annum of the ETF’s average daily net assets. However, no such fee is currently paid by the ETF, and the Board has not currently approved any payments under the plan.
(2)	Columbia has contractually agreed to reduce its fees and/or reimburse ETF expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) in order to limit Total Annual Fund Operating Expenses for Shares of the ETF to 0.89% of the ETF’s average net assets (“Expense Cap”). The Expense Cap will remain in effect until May 20, 2012. The Expense Cap may be terminated earlier only upon the approval of the Board. Columbia may recoup fees reduced or expenses reimbursed at any time within three years from the year such expenses were incurred, so long as the repayment does not cause the Expense Cap to be exceeded.

Example

The following example is intended to help you compare the cost of investing in the ETF with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that the ETF provides a return of 5% a year and that operating expenses remain the same. The example includes contractual commitments to waive fees and reimburse expenses expiring as indicated in the preceding table. This example does not reflect the brokerage commissions that you may pay to buy and sell Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:	Five Years:	Ten Years:

$91	$869	$1,668	3,759

Portfolio Turnover

The ETF may pay transaction costs, including commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when ETF shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the ETF’s performance. During the most recent fiscal year, the ETF’s portfolio turnover rate was 51% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Columbia Large-Cap Growth Equity Strategy Fund seeks long-term capital appreciation by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of large capitalization companies that the investment manager believes have above-average growth prospects. The ETF invests its net assets in common stocks of U.S. companies that have market capitalizations in the range of companies in the Russell 1000 Growth Index at the time of purchase. The ETF is non-diversified and expects to invest in a limited number of companies. The ETF may invest in US securities tied economically to foreign investments, such as American Depositary Receipts.

The investment manager combines fundamental and quantitative analysis with risk management in identifying investment opportunities and constructing the ETF’s portfolio. The investment manager considers, among other factors: overall economic and market conditions; the financial condition and management of a company, including its competitive position, the quality of its balance sheet and earnings, its future prospects, and the potential for growth and stock price appreciation. The ETF may from time to time emphasize one or more economic sectors in selecting its investments.

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The investment manager may sell a security when the security’s price reaches a target set by the investment manager; if the investment manager believes that there is deterioration in the issuer’s financial circumstances or fundamental prospects, or that other investments are more attractive; or for other reasons.

The ETF will not concentrate its assets in any single industry but may invest more than 25% of its assets in companies in the technology and health care sectors.

The ETF may use options and futures for various purposes, including for hedging and investment purposes. The ETF may also use various different types of swap contracts, and may use certain other derivative instruments.

PRINCIPAL RISKS

An investment in the ETF involves risk, including those described below. The value of the ETF’s holdings may decline, and the ETF’s share price may go down.

Depositary Receipts Risks. Some foreign securities are traded in the form of American Depositary Receipts (ADRs). Depositary receipts involve the risks of other investments in foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.

Derivatives Risk. Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold or a foreign currency), reference rates (such as LIBOR) or market indices (such as the Standard & Poor’s (S&P) 500® Index). Derivatives involve special risks and may result in losses or may limit the ETF’s potential gain from favorable market movements. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the ETF to lose more money than it would have lost had it invested in the underlying security or other asset. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility, among other consequences. The use of derivatives may also increase the amount of taxes payable by shareholders holding shares in a taxable account. Other risks arise from the ETF’s potential inability to terminate or to sell derivative positions. A liquid secondary market may not always exist for the ETF’s derivative positions at times when the ETF might wish to terminate or to sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The ETF also may not be able to find a suitable derivative transaction counterparty, and thus may be unable to engage in derivative transactions when it is deemed favorable to do so, or at all.

ETF Risk. The Shares may trade above or below their net asset value (“NAV”). The NAV of the ETF will generally fluctuate with changes in the market value of the ETF’s holdings. The market prices of Shares, however, will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on the Exchange. The trading price of Shares may deviate significantly from NAV during periods of market volatility. The investment manager cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities held by the ETF. However, given that Shares can be purchased and redeemed in Creation Units (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAV), and the ETF’s portfolio holdings are fully disclosed on a daily basis, the investment manager believes that large discounts or premiums to the NAV of Shares should not be sustained.

Financial Services Stock Risk. The financial services industry is highly correlated and particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, the rate of corporate and consumer debt defaults, regulatory developments, and price competition. Profitability can fluctuate significantly when interest rates change. The stocks may also be vulnerable to inflation. Some companies in the financial services industry are subject to extensive government regulation which can limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Credit losses resulting from financial difficulties of borrowers can negatively affect companies in the industry. The financial services industry, as a whole, is currently undergoing relatively rapid change in light of evolving government regulations, industry consolidation and as existing distinctions between financial service segments become less clear.

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Foreign Investing Risk. Foreign investing, including investments in American Depositary Receipts, carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) social, political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, (6) increased price volatility, (7) delays in transaction settlement in some foreign markets, and (8) less availability of information for the investment manager to determine a company’s financial condition.

Growth Stock Risk. Growth stocks are subject to the risk that their growth prospects and/or expectations will not be fulfilled, which could result in a substantial decline in their value and adversely impact the ETF’s performance. When growth investing is out of favor, the ETF’s share price may decline even though the companies the ETF holds have sound fundamentals. Growth stocks may also experience higher than average volatility.

Health Care Sector Risk. Companies in the health care sector are subject to extensive government regulation. Their profitability can be affected significantly and adversely by restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, an increased emphasis on outpatient and other alternative services and other factors. Patent protection is integral to the success of companies in the health care sector, and profitability can be affected materially by, among other things, the cost of obtaining (or failing to obtain) patent approvals, pricing pressures and other competitive factors that can materially reduce profitability with respect to such products. Companies in the health care sector also potentially are subject to extensive product liability and other similar litigation. Companies in the health care sector are affected by the rising cost of medical products and services, and the effects of such rising costs can be particularly pronounced for companies that are dependent on a relatively limited number of products or services. Medical products also frequently become obsolete due to industry innovation or other causes. Because the ETF invests a significant portion of its net assets in the equity securities of health care companies, the ETF’s net asset value may be more volatile than an ETF or fund that is invested in a more diverse range of market sectors.

Management Risk. Securities selected by the investment manager may not perform as expected. This could result in the ETF’s underperformance compared to other funds with similar investment objectives.

Market Risk. Since the ETF invests most or a substantial portion of its assets in stocks, it is subject to stock market risk. Market risk involves the possibility that the value of the ETF’s investments in stocks will decline due to drops in the stock market. In general, the value of the ETF will move in the same direction as the overall stock market in which the ETF invests, which will vary from day to day in response to the activities of individual companies, as well as general market, regulatory, political and economic conditions.

Non-Diversification Risk. The ETF is non-diversified, which means that it may hold larger positions in a smaller number of individual securities than if it were diversified. This means that increases or decreases in the value of any of the individual securities owned by the ETF may have a greater impact on the ETF’s NAV and total return than would be the case in a diversified fund which would likely hold more securities. Therefore, the ETF’s value may fluctuate more, and it could incur greater losses as a result of decreases in the value of any one of its holdings, than if it had invested in a larger number of stocks.

Recent Market Events Risk. Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide, which may have an adverse effect on the ETF.

Sector Risk. Because the ETF may emphasize one or more economic sectors or industries, it may be more susceptible to the financial, market or economic conditions or events affecting the particular issuers, sectors or industries in which it invests than funds or ETFs that do not so emphasize. The more a fund or ETF diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

Technology Sector Risk. Companies in the technology sector are subject to significant competitive pressures, such as aggressive pricing of their products or services, new market entrants, competition for market share, short product cycles due to an accelerated rate of technological developments and the potential for limited earnings and/or falling profit margins. These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of technology companies and, as a result, the value of their securities. Also, patent protection is integral to the success of many companies in the technology sector, and profitability can be affected materially by, among other things, the cost of obtaining (or failing to obtain) patent approvals, the cost of litigating patent infringement and the loss of patent protection for products (which significantly increases pricing pressures and can materially reduce profitability with respect to such products). In addition, many technology companies have limited operating histories. Prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Because the ETF invests a significant portion of its net assets in the equity securities of technology companies, the ETF’s price may be more volatile than a fund that is invested in a more diverse range of market sectors.

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Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. Further, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the ETF will continue to be met or will remain unchanged.

An investment in the ETF is not a deposit in a bank and it is not guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency.

PERFORMANCE

The bar chart and table that follow show how the ETF has performed on a calendar year basis and provide an indication of the risks of investing in the ETF by showing changes in the ETF’s performance and by showing how the ETF’s average annual returns compared with a broad measure of market performance. Past performance (before and after taxes) does not necessarily indicate how the ETF will perform in the future. For current performance information, please visit www.columbiamanagementetf.com. Columbia has been the ETF’s investment manager since May 20, 2011.

20% 18% 16% 14% 12% 10% 8% 6% 4% 2% 0% +14.68% 2010

(calendar year)

Best Quarter	Worst Quarter
12.56%	-11.79%
(9/30/10)	(6/30/10)

Average Annual Total Returns

		Since
		Inception
(for the period ended December 31, 2010)	One Year	(10/2/09)

Return Before Taxes	14.68%	18.83%
Return After Taxes on Distributions	14.68%	18.66%
Return After Taxes on Distributions and Sale of Fund Shares	9.54%	15.95%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	16.71%	22.65%

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

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INVESTMENT ADVISER

Columbia Management Investment Advisers, LLC (“Columbia” or the “investment manager”) serves as the investment manager of the ETF.

PORTFOLIO MANAGERS

Thomas Galvin, Richard A. Carter, Todd D. Herget, Colin Moore and Fred Copper are the portfolio managers for the ETF and have managed the ETF since 2011. Mr. Moore also serves as Chief Investment Officer at Columbia.

PURCHASE AND SALE OF ETF SHARES

The ETF issues and redeems Shares on a continuous basis only in large blocks of Shares, typically 50,000 Shares, called “Creation Units.” Creation Units are issued and redeemed in-kind for securities and/or for cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Once created, individual Shares generally trade in the secondary market at market prices that change throughout the day. Market prices of Shares may be greater or less than their NAV.

TAX INFORMATION

Distributions you receive from the ETF are taxed as ordinary income for federal income tax purposes, except to the extent designated as net capital gain, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement plan account or are a tax-exempt investor.

PURCHASES THROUGH BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary, the ETF and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Information About the ETF

HOW IS THE ETF DIFFERENT FROM INDEX ETFs?

Whereas index-based ETFs seek to replicate the holdings of a specified index, the ETF uses an actively managed investment strategy to meet its investment objective. Thus, the ETF’s investment manager has the discretion on a daily basis to choose securities for the ETF’s portfolio consistent with the ETF’s investment objective.

The ETF is designed for investors who seek exposure to a relatively low-cost actively managed portfolio of equity securities. The ETF may be suitable for long-term investment and may also be used as an asset allocation tool or as a trading instrument.

HOW IS THE ETF DIFFERENT FROM MUTUAL FUNDS?

Redeemability. Mutual fund shares may be bought from, and redeemed with, the issuing fund for cash at NAV typically calculated once at the end of the day. Shares of the ETF, by contrast, cannot be purchased from or redeemed with the ETF except by or through Authorized Participants (defined below), and then typically for an in-kind basket of securities (and a limited cash amount).

Exchange Listing. Unlike mutual fund shares, Shares are listed for trading on the Exchange. An organized trading market is expected to exist for the Shares. Investors can purchase and sell Shares on the secondary market through a broker. Investors purchasing Shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges. Secondary-market transactions do not occur at NAV, but at market prices that change throughout the day, based on the supply of, and demand for, Shares and on changes in the prices of an ETF’s portfolio holdings. The market price of Shares may differ from the NAV of the ETF. The difference between market price of Shares and the NAV of the ETF is called a premium when the market price is above the reported NAV and called a discount when the market price is below the reported NAV, and the difference is expected to be small most of the time, though it may be significant, especially in times of extreme market volatility.

Tax Treatment. Unlike interests in mutual funds, Shares have been designed to be tax-efficient. Specifically, their in-kind creation and redemption feature has been designed to protect ETF shareholders from adverse tax consequences associated with cash transactions in mutual fund shares, including cash redemptions. Nevertheless, to the extent redemptions are effectuated for cash, the ETF may realize capital gains or losses, including in some cases short-term capital gains, upon the sale of portfolio securities to effect a cash redemption. Because the ETF is actively managed, it may generate more taxable gains for shareholders than an index-based ETF, particularly during the ETF’s growth stages when portfolio changes are more likely to be implemented within the ETF rather than through the in-kind redemption mechanism.

ADDITIONAL INFORMATION ABOUT THE ETF’s PRINCIPAL INVESTMENT STRATEGIES AND RISKS

This Prospectus does not describe all of the ETF’s investment practices. Additional information about the ETF’s risks and investments can be found in the ETF’s SAI.

The ETF may lend its securities to broker-dealers and other institutions to earn additional income.

The ETF may from time to time take temporary defensive investment positions that are inconsistent with the ETF’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions including, for example, investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated money market funds or holding some or all of its assets in cash or cash equivalents. Money market funds are not insured or guaranteed by the FDIC or any other government agency. The ETF and its shareholders indirectly bear a portion of the expenses of any money market fund or other fund in which the ETF may invest. The investment manager and its affiliates receive fees from affiliated funds for providing advisory and other services in addition to the fees which the investment manager is entitled to receive from the ETF for services provided directly. The ETF may not achieve its investment objective while it is investing defensively. During these times, the portfolio managers may make frequent securities trades, which could result in increased trading expenses and taxes, and decreased performance.

The ETF’s portfolio holdings as of the time the ETF calculates its NAV are disclosed daily on the ETF’s website after the close of trading on the Exchange each day, and prior to the opening of trading on the Exchange on the following day.

A description of the ETF’s policies and procedures with respect to the disclosure of the ETF’s portfolio holdings is available in the ETF’s Statement of Additional Information. Information about the premiums and discounts at which the ETF’s shares have traded is available at www.columbiamanagementetf.com.

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ETF Management

Columbia acts as the ETF’s investment manager. Columbia is located at 225 Franklin Street, Boston, MA 02110 and serves as investment manager to the Columbia Funds. Columbia is a registered investment adviser and a wholly-owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise”). Ameriprise is a financial planning and financial services company that has been offering solutions for clients’ asset accumulation, income management and protection needs for more than 110 years. Columbia’s management experience covers all major asset classes, including equity securities, fixed-income securities and money market instruments. In addition to serving as an investment adviser to ETFs, mutual funds and closed-end funds, Columbia acts as an investment manager for itself, its affiliates, individuals, corporations, retirement plans, private investment companies and financial intermediaries.

Columbia is responsible for overseeing the management and business affairs of the ETF, the provision of all administrative services to the ETF and has discretion to purchase and sell securities in accordance with the ETF’s objectives, policies, and restrictions. Columbia has entered into an Investment Management Services Agreement, dated May 20, 2011, with respect to the ETF. Pursuant to that agreement, the ETF pays Columbia a management fee for the services and facilities it provides payable on a monthly basis at the annual rate set forth in the table below, calculated as a percentage of the ETF’s average daily net assets. Columbia has contractually agreed to waive fees and/or reimburse the ETF’s expenses as described under the “Fees and Expenses” table above; any such waiver or reimbursement would increase the ETF’s performance.

ETF	Assets (millions)	Management Fee Rate

Columbia Large-Cap Growth Equity Strategy Fund	$0-$500	0.770%
	$500-$1,000	0.720%
	$1,000-$1,500	0.670%
	$1,500-$3,000	0.620%
	$3,000-$6,000	0.600%
	>$6,000	0.580%

Columbia also serves as manager to registered mutual funds and closed-end funds and advises other accounts with investment programs that are substantially similar to the ETF. The ETF’s portfolio holdings are disclosed on a more frequent basis than the registered mutual funds.

Although the ETF does not presently engage sub-advisers, the ETF and Columbia have received exemptive relief from the SEC under which they may use a “Manager of Managers” structure, and shareholders of the ETF have approved this structure. Using this structure, Columbia, subject to oversight by the Board, would oversee any sub-adviser and recommend to the Board the hiring and termination of sub-advisers. The exemptive relief permits Columbia, with the approval of the Board but without shareholder approval, to materially amend the contract (including to change the fees paid to a sub-adviser) of and/or appoint a replacement for any sub-adviser (provided the appointee is not affiliated with Columbia). Under the exemption, within 90 days after such action, affected shareholders would receive information about it, and the Prospectus would be supplemented as necessary.

Portfolio Manager

Thomas Galvin, Richard A. Carter, Todd D. Herget, Colin Moore and Fred Copper are the portfolio managers responsible for the day-to-day management of the ETF.

Thomas M. Galvin, CFA, Portfolio Manager

•	Managed the ETF since May 2011.

•	Joined the investment manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since 2007. He was President and Chief Investment Officer of the growth and equity group with U.S. Trust from 2003 to 2007.

•	Began investment career in 1983.

•	BS, Georgetown University; MBA, New York University.

Richard A. Carter, Portfolio Manager

•	Managed the ETF since May 2011.

•	Joined the investment manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since 2003.

•	Began investment career in 1993.

•	BA, Connecticut College.

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Todd D. Herget, Portfolio Manager

•	Managed the ETF since May 2011.

•	Joined the investment manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since 1998.

•	Began investment career in 1998.

•	BS, Brigham Young University; MBA, University of Notre Dame.

Colin Moore, Portfolio Manager

•	Managed the ETF since May 2011.

•	Chief Investment Officer of the investment manager.

•	Joined the investment manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since 2002.

•	Began investment career in 1983.

•	London Business School — Investment Management Program.

Fred Copper, CFA, Portfolio Manager

•	Managed the ETF since May 2011.

•	Joined the investment manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since 2005.

•	Began investment career in 1990.

•	BS, Boston College; MBA, University of Chicago.

The ETF’s Statement of Additional Information provides additional information about the portfolio managers, including other accounts they manage, their ownership in the ETF, and their compensation.

APPROVAL OF ADVISORY AGREEMENTS

A discussion regarding the basis for the Board’s approval of the Investment Management Services Agreement is available in the ETF’s report to shareholders dated April 30, 2011.

Other Service Providers

ALPS Distributors, Inc. (“Distributor”), 1290 Broadway, Suite 1100, Denver, CO 80203, serves as the distributor of Creation Units for the ETF on an agency basis. The Distributor does not maintain a secondary market in Shares.

BNY Mellon Corporation (“BNY Mellon”), One Wall Street, New York, New York 10286, is the administrator, fund accountant, transfer agent and custodian for the ETF.

K&L Gates LLP, 1601 K Street, NW, Washington, DC 20006 serves as legal counsel to the ETF.

PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, serves as the ETF’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the ETF. A different independent registered public accounting firm audited the annual financial statements of the ETF for its fiscal years and periods through 2010.

Buying and Selling ETF Shares

Shares are issued or redeemed by the ETF at NAV per Share only in Creation Units of 50,000 Shares. The value of one Creation Unit of the ETF, as of December 31, 2010, was $1,543,000.

Shares trade on the secondary market, however, which is where most retail investors will buy and sell Shares. It is expected that only a limited number of institutional investors will purchase and redeem shares directly from the ETF. Thus, certain information in this Prospectus is not relevant to most retail investors. For example, information about buying and redeeming Shares directly with the ETF and about transaction fees imposed on such purchases and redemptions is not relevant to most retail investors.

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Except when aggregated in Creation Units, Shares are not redeemable with the ETF. Additional information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Statement of Additional Information.

BUYING AND SELLING SHARES ON THE SECONDARY MARKET

Most investors will buy and sell Shares in secondary market transactions through brokers and therefore, must have a brokerage account to buy and sell Shares. Shares can be bought or sold through your broker throughout the trading day like shares of any publicly traded issuer. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered prices in the secondary market for Shares. The price at which you buy or sell Shares (i.e., the market price) may be more or less than the NAV of the Shares. Unless imposed by your broker, there is no minimum dollar amount you must invest in the ETF and no minimum number of Shares you must buy.

Shares of the ETF are listed on NYSE Arca, Inc. (the Exchange) under the symbol: RWG.

The Exchange is generally open Monday through Friday and is closed for weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

For information about buying and selling Shares on the Exchange or in the secondary markets, please contact your broker or dealer.

Book Entry. Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”), or its nominee, is the registered owner of all outstanding Shares of the ETF and is recognized as the owner of all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely on the procedures of DTC and its participants. These procedures are the same as those that apply to any stocks that you hold in book entry or “street name” through your brokerage account. Your account information will be maintained by your broker, which will provide you with account statements, confirmations of your purchases and sales of Shares, and tax information. Your broker also will be responsible for distributing income dividends and capital gain distributions and for ensuring that you receive shareholder reports and other communications from the ETF.

Share Trading Prices. The trading prices of the ETF’s Shares may differ from the ETF’s daily NAV and can be affected by market forces of supply and demand for the ETF’s shares, the prices of the ETF’s portfolio securities, economic conditions and other factors.

The Exchange or another market information provider intends to disseminate the approximate value of the ETF’s portfolio every fifteen seconds. This approximate value should not be viewed as a “real-time” update of the NAV of the ETF because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day. The quotations for certain investments may not be updated during U.S. trading hours if such holdings do not trade in the U.S., except such quotations may be updated to reflect currency fluctuations. The ETF is not involved in, or responsible for, the calculation or dissemination of the approximate values and makes no warranty as to the accuracy of these values.

BUYING SHARES DIRECTLY FROM THE ETF

You can purchase Shares directly from the ETF only in Creation Units or multiples thereof. The number of Shares in a Creation Unit may, but is not expected to, change over time. The ETF will not issue fractional Creation Units. Creation Units may be purchased in exchange for a basket of securities (known as the In-Kind Creation Basket and a Cash Component) or for an all cash payment (that would be treated as the Cash Component (discussed below) in connection with purchases not involving an In-Kind Creation Basket). The ETF reserves the right to reject any purchase request at any time, for any reason, and without notice. The ETF can stop selling Shares or postpone payment of redemption proceeds at times when the Exchange is closed or under any emergency circumstances as determined by the Securities and Exchange Commission (“SEC”).

To purchase Shares directly from the ETF, you must be an Authorized Participant or you must purchase through a broker that is an Authorized Participant. An “Authorized Participant” is a participant of the Continuous Net Settlement System of the NSCC or the DTC that has executed a Participant Agreement with the Distributor. The Distributor will provide a list of Authorized Participants upon request. Authorized Participants may purchase Creation Units of Shares, and sell individual Shares on the Exchange. See “Continuous Offering” below.

In-Kind Creation Basket. On each business day, prior to the opening of trading on the Exchange, BNY Mellon will post on the NSCC bulletin board the In-Kind Creation Basket for the ETF for that day. The In-Kind Creation Basket will identify

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the name and number of shares of each security that must be contributed to the ETF for each Creation Unit purchased. The ETF reserves the right to accept a nonconforming In-Kind Creation Basket.

Cash Component. In addition to the in-kind deposit of securities, a purchaser will either pay to, or receive from, the ETF an amount of cash (“Balancing Amount”) equal to the difference between the NAV of a Creation Unit and the value of the securities in the In-Kind Creation Basket. The Balancing Amount ensures that the consideration paid by an investor for a Creation Unit is exactly equal to the value of the Creation Unit. BNY Mellon will publish, on a daily basis, information about the previous day’s Balancing Amount. To the extent a purchaser is not owed a Balancing Amount larger than the Creation Transaction Fee, described below, the purchaser also must pay a Creation Transaction Fee, in cash. The Balancing Amount and the Creation Transaction Fee, taken together, are referred to as the Cash Component.

Placement of Purchase Orders. All purchase orders must be placed by or through an Authorized Participant. Purchase orders will be processed either through a manual clearing process run by DTC or through an enhanced clearing process that is available only to those DTC participants that also are participants in the Continuous Net Settlement System of the NSCC. Authorized Participants that do not use the NSCC’s enhanced clearing process may be charged a higher Creation Transaction Fee (discussed below). A purchase order must be received by the Distributor prior to the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time) on the day the order is placed, and all other procedures set forth in the Participant Agreement must be followed, in order to receive the NAV determined on that day.

Transaction Fee on Purchase of Creation Units. The ETF may impose a “Creation Transaction Fee” on each purchase of Creation Units. The Creation Transaction Fee for purchases effected through the NSCC’s enhanced clearing process, regardless of the number of Creation Units purchased, is $500.

A charge of up to four (4) times the Creation Transaction Fee noted above may be imposed on purchases outside the NSCC’s enhanced clearing process, including purchases involving nonconforming In-Kind Creation Baskets or cash. Investors who, directly or indirectly, use the services of a broker or other such intermediary to compose a Creation Unit may pay additional fees for these services. The Creation Transaction Fee is paid to the ETF. The fee is designed to protect existing shareholders of the ETF from the costs associated with issuing Creation Units.

REDEEMING SHARES DIRECTLY FROM THE ETF

You may redeem Shares directly from the ETF only in Creation Units or multiples thereof. To redeem Shares directly with the ETF, you must be an Authorized Participant or you must redeem through an Authorized Participant. Creation Units may be redeemed in exchange for a basket of securities (known as the In- Kind Redemption Basket and a Cash Component) or for an all cash payment (that would be treated as the Cash Component (discussed below) in connection with purchases not involving an In-Kind Redemption Basket).

In-Kind Redemption Basket. Redemption proceeds will generally be paid in kind with a basket of securities known as the In-Kind Redemption Basket. In most cases, the In-Kind Redemption Basket will be the same as the In-Kind Creation Basket for that same day. There will be times, however, when the In-Kind Creation Basket and In-Kind Redemption Baskets differ. The composition of the In-Kind Redemption Basket will be available on the NSCC bulletin board. The ETF may honor a redemption request with a nonconforming In-Kind Redemption Basket.

Cash Component. Depending on whether the NAV of a Creation Unit is higher or lower than the value of the securities in the In-Kind Redemption Basket, a redeeming investor will either receive from, or pay to, the ETF a Balancing Amount in cash. If due to receive a Balancing Amount, the amount actually received will be reduced by the amount of the applicable Redemption Transaction Fee, described below. The Balancing Amount and the Redemption Transaction Fee, taken together, are referred to as the Cash Component.

Placement of Redemption Orders. As with purchases, redemptions must be processed either through the DTC process or the enhanced NSCC process. A redemption order is deemed received on the date of transmittal if it is received by the Distributor prior to the close of regular trading on the NYSE on that date, and if all other procedures set forth in the Participant Agreement are followed.

Transaction Fee on Redemption of Creation Units. The ETF imposes a “Redemption Transaction Fee” on each redemption of Creation Units. The amount of the Redemption Transaction Fee on redemptions effected through the NSCC and DTC, and on nonconforming redemptions, is the same as the Creation Transaction Fee (see above on this page 12p). The Redemption Transaction Fee is paid to the ETF. The fee is designed to protect existing shareholders of the ETF from the costs associated with redeeming Creation Units.

Legal Restrictions on Transactions in Certain Securities. An investor subject to a legal restriction with respect to a particular security required to be deposited in connection with the purchase of a Creation Unit may, at the ETF’s discretion, be permitted to deposit an equivalent amount of cash in substitution for any security which would otherwise be included in the In-Kind Creation Basket applicable to the purchase of a Creation Unit.

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Creations and redemptions of Shares will be subject to compliance with applicable federal and state securities laws, including that securities accepted for deposit and securities used to satisfy redemption requests are sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (“Securities Act”). The ETF (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that an investor could not lawfully purchase or the ETF could not lawfully deliver specific securities under such laws or the local laws of a jurisdiction in which the ETF invests. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in an In-Kind Redemption Basket may be paid an equivalent amount of cash. An Authorized Participant or redeeming investor for which it is acting that is not a qualified institutional buyer (QIB) as defined in Rule 144A under the Securities Act will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

Continuous Offering. You should be aware of certain legal risks unique to investors purchasing Creation Units directly from the ETF. Because Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. Certain activities that you perform with respect to the sale of Shares could, depending on the circumstances, result in your being deemed to be a participant in the distribution, in a manner that could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the Securities Act. For example, you could be deemed a statutory underwriter if you purchase Creation Units from the issuing ETF, break them down into the constituent Shares, and sell those Shares directly to customers, or if you choose to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary-market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the Investment Company Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary market transactions), and thus dealing with Shares as part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Active Investors and Market Timing

The Board has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the ETF’s Shares because investors primarily transact in ETF Shares on the secondary market. Frequent trading of Shares on the secondary market does not disrupt portfolio management, increase the ETF’s trading costs, lead to realization of capital gains or otherwise harm ETF shareholders because these trades do not involve the issuance or redemption of ETF Shares.

The ETF sells and redeems its Shares at NAV only in Creation Units pursuant to the terms of a Participant Agreement between the Authorized Participant and the Distributor, principally in exchange for a basket of securities. With respect to such trades directly with the ETF, to the extent effected in-kind (i.e., for securities), they do not cause the harmful effects that may result from frequent cash trades.

The Board recognized that to the extent that the ETF allows or requires trades to be effected in whole or in part in cash, those trades could result in dilution to an ETF and increased transaction costs, which could negatively impact the ETF’s ability to achieve its investment objective. The Board also recognized, however, that direct trading by Authorized Participants is critical to ensuring that the ETF’s Shares trade at or close to NAV. Further, the ETF may employ fair valuation pricing to minimize the potential for dilution from market timing. Moreover, the ETF imposes transaction fees on purchases and redemptions of ETF Shares, which increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the ETF’s costs increase in those circumstances. The ETF reserves the right to impose additional restrictions on disruptive, excessive or short-term purchases.

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Distribution and Service Plan

The ETF has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the Investment Company Act. Under the Plan, the ETF is authorized to pay distribution fees to the Distributor and other firms that provide distribution and shareholder services (“Service Providers”). If a Service Provider provides such services, the ETF may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the Investment Company Act.

No distribution or service fees are currently paid by the ETF, however, and there are no current plans to impose these fees. In the event Rule 12b-1 fees are charged, over time they would increase the cost of an investment in the ETF.

Net Asset Value

The net asset value, or NAV, of Shares is calculated each business day as of the close of regular trading on the NYSE, generally 4:00 p.m., Eastern time.

The ETF calculates its NAV per Share by:

•	Taking the current market value of its total assets,

•	Subtracting any liabilities, and

•	Dividing that amount by the total number of Shares owned by shareholders.

If you buy or sell Shares on the secondary market, you will pay or receive the market price, which may be higher or lower than NAV. Your transaction will be priced at NAV only if you purchase or redeem your Shares in Creation Units.

Because securities listed on foreign exchanges may trade on weekends or other days when the ETF does not price its Shares, the NAV of the ETF, to the extent it may hold foreign securities, may change on days when shareholders will not be able to purchase or sell Shares.

When calculating the NAV of the ETF’s Shares, expenses are accrued and applied daily and stocks held by the ETF are valued at their market value when reliable market quotations are readily available. Equity securities are valued primarily on the basis of market quotations reported on stock exchanges and other securities markets around the world. If an equity security is listed on a national exchange, the security is valued at the closing price or, if the closing price is not readily available, the mean of the closing bid and asked prices. Certain equity securities, debt securities and other assets are valued differently. For instance, fixed-income investments maturing in 60 days or less are valued primarily using the amortized cost method and those maturing in excess of 60 days are valued at the readily available market price, if available. Investments in open-end funds are valued at their NAVs. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored pursuant to a policy approved by the ETF’s Board.

If a market price is not readily available or is deemed not to reflect market value, the ETF will determine the price of the security held by the ETF based on a determination of the security’s fair value pursuant to a policy approved by the ETF’s Board. In addition, the ETF may use fair valuation to price securities that trade on a foreign exchange, if any, when a significant event has occurred after the foreign exchange closes but before the time at which the ETF’s NAV is calculated. Foreign exchanges typically close before the time at which ETF share prices are calculated, and may be closed altogether on some days when the ETF is open. Such significant events affecting a foreign security, in the event the ETF holds foreign securities, may include, but are not limited to: (1) corporate actions, earning announcements, litigation or other events impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. If the ETF holds foreign securities, it would use various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a foreign security’s market price is readily available and reflective of market value and, if not, the fair value of the security.

To the extent the ETF has holdings of small cap stocks, high yield bonds, tax-exempt, foreign or other securities that may trade infrequently, fair valuation may be used more frequently than for other funds. Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of ETF Shares. However, when the ETF uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Shares’ NAV performance to diverge to a greater degree from the performance of various benchmarks used to compare the ETF’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The ETF likely would retain one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities, if it held foreign securities.

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ETF Website and Disclosure of Portfolio Holdings

The Trust maintains a website for the ETF at www.columbiamanagementetf.com. Among other things, this website includes this Prospectus and the Statement of Additional Information, the ETF’s holdings, the ETF’s last annual and semi-annual reports (when available), pricing information about Shares trading on the Exchange, daily NAV calculations and a historical comparison of the trading prices to NAV.

Each day the ETF is open for business, the Trust publicly disseminates the ETF’s full portfolio holdings as of the close of the previous day through its website at www.columbiamanagementetf.com. In addition, the In-Kind Creation Basket and In-Kind Redemption Basket, which identify the securities and share quantities which may be delivered in exchange for purchases and redemptions of Creation Units, are publicly disseminated daily prior to the opening of trading on the Exchange via the NSCC.

Section 12(d)(1) Information

The Trust and the ETF are part of the Columbia family of ETFs and are related for purposes of investor and investment services, as defined in Section 12(d)(1)(G) of the Investment Company Act.

For purposes of the Investment Company Act, Shares are issued by a registered investment company and purchases of such Shares by registered investment companies and companies relying on Section 3(c)(1) or 3(c)(7) of the Investment Company Act are subject to the restrictions set forth in Section 12(d)(1) of the Investment Company Act, except as permitted by an exemptive order of the SEC. The SEC has granted the Trust such an order to permit registered investment companies to invest in Shares beyond the limits in Section 12(d)(1)(A), subject to certain terms and conditions, including that the registered investment company first enter into a written agreement with the Trust regarding the terms of the investment. Accordingly, registered investment companies that wish to rely on the order must first enter into such a written agreement with the Trust and should contact the Trust to do so.

Dividends, Other Distributions and Taxes

ETF DISTRIBUTIONS

The ETF pays out dividends from its net investment income, and distributes its net capital gains, if any, to shareholders annually. The ETF typically earns dividends from stocks in which it invests. These amounts, net of expenses, are passed along to ETF shareholders as “income dividends.” The ETF realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as “capital gain dividends.”

Brokers may make available to their customers who own Shares the DTC book-entry dividend reinvestment service. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require ETF shareholders to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and net realized gains will be automatically reinvested in additional whole Shares of the distributing ETF purchased in the secondary market. Without this service, investors would receive their distributions in cash.

TAXES

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided only as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

ETF distributions to you and sale of your Shares will have tax consequences to you. Such consequences may not apply if you hold your Shares through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account or 401(k) plan.

TAXES ON DISTRIBUTIONS

Distributions by the ETF generally are taxable to you as ordinary income or capital gains. Distributions of the ETF’s “investment company taxable income” (which is, generally, ordinary income, net short-term capital gain in excess of net long-term capital loss, and net gains or losses from certain foreign currency transactions) will be taxable as ordinary income to the extent of the ETF’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional Shares.

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Distributions of the ETF’s net capital gain (which is net long-term capital gain in excess of net short-term capital loss) that are properly designated by the ETF as “capital gain dividends” will be taxable to you as long-term capital gains at a maximum rate of 15% (and, without Congressional action, 20% for taxable years beginning after 2012) in the case of individuals, trusts or estates, regardless of your holding period in the ETF’s Shares and regardless of whether paid in cash or reinvested in additional Shares. Distributions in excess of the ETF’s earnings and profits first will reduce your adjusted tax basis in its Shares and, after the adjusted basis is reduced to zero, will constitute capital gain. Such capital gain will be long-term capital gain and thus, will be taxed at a maximum rate of 15% (20%), if the distributions are attributable to Shares held by you for more than one year. Distributions by the ETF that qualify as “qualified dividend income” are taxable to you at the long-term capital gain rate through 2012 and, without Congressional action, will be taxable as ordinary income thereafter. In order for a distribution by the ETF to be treated as qualified dividend income, it must be attributable to dividends the ETF receives on stock of most domestic corporations and certain foreign corporations with respect to which the ETF satisfies certain holding period and other requirements and you must meet similar requirements with respect to the ETF’s Shares.

Distributions of the ETF’s investment company taxable income and net capital gains will also be subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income” beginning in 2013 for individuals with incomes exceeding $200,000 (or $250,000 if married and filing jointly) and for certain trusts and estates.

Corporate shareholders are generally eligible for the 70% dividends-received deduction with respect to the ETF’s ordinary income dividends, but not its capital gain dividends, to the extent the ETF designates such dividends as qualifying for this deduction, except that the aggregate amount so designated in any year cannot exceed the dividends received by the ETF from domestic corporations.

Under a dividend reinvestment service, you may have the option to have all cash distributions automatically reinvested in additional ETF Shares. Any distributions reinvested under such a service will nevertheless be taxable to you. You will have an adjusted basis in the additional Shares purchased through such a reinvestment service equal to the amount of the reinvested distribution plus the amount of any fees charged for the transaction. The additional Shares will have a holding period commencing on the day following the day on which they are credited to your account.

A distribution will reduce the ETF’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital. In general, distributions are subject to federal income tax for the year when they are paid. However, certain distributions paid in January may be treated as paid on December 31 of the prior year.

You may be subject to Federal back-up withholding, at a rate of 28%, if you have not provided the ETF with a taxpayer identification number (for an individual, a social security number) and made other required certifications. You may also be subject to state and local taxes on distributions, sales and redemptions.

TAXES WHEN SHARES ARE SOLD

Generally, you will recognize taxable gain or loss if you sell or otherwise dispose of your Shares. Any gain arising from such a disposition generally will be treated as long-term capital gain if you held the Shares for more than one year; otherwise, it will be classified as short-term capital gain. However, any capital loss arising from the disposition of Shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received with respect to such Shares. In addition, all or a portion of any loss recognized upon a disposition of Shares may be disallowed under “wash sale” rules if other Shares of the same ETF are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. If disallowed, the loss will be reflected in an adjustment to the basis of the Shares acquired.

TAXES ON PURCHASE AND REDEMPTION OF CREATION UNITS

An Authorized Participant that exchanges equity securities for one or more Creation Units generally will recognize a gain or a loss on the exchange. The gain or loss will be equal to the difference between the market value of the Creation Unit(s) at the time and the exchanger’s aggregate basis in the securities surrendered plus (or minus) the Cash Component paid (or received). A person who redeems one or more Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Unit(s) and the aggregate market value of the securities received plus (or minus) the Cash Component received (or paid). The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Unit(s) cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon a redemption of one or more Creation Units is generally treated as long-term capital gain or loss if the Creation Unit(s) have been held for more than one year and as short-term capital gain or loss if they have been held for one year or less.

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If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

The foregoing is only a summary of certain federal income tax considerations under current law, which is subject to change in the future. Shareholders such as non-resident aliens, foreign trusts or estates, or foreign corporations or partnerships may be subject to different U.S. federal income tax treatment.

You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation. More information about taxes is in the ETF’s Statement of Additional Information.

Premium/Discount Information

The below frequency distribution chart presents information about the difference between the daily market price for Shares of the ETF and the ETF’s reported NAV for the 2010 calendar year and the first two calendar quarters of 2011. The market price may be at, above or below the NAV. The ETF’s NAV will fluctuate with changes in the market value of its portfolio holdings. The market price will fluctuate in accordance with changes in its NAV, as well as market supply and demand. The amount that the ETF’s market price is above the reported NAV is called the premium. The amount that the ETF’s market price is below the reported NAV is called the discount. The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the ETF’s NAV is calculated (generally 4:00 p.m., Eastern time). The horizontal axis of the chart shows the premium or discount expressed in basis points. The vertical axis indicates the number of trading days in the period covered by the chart. Each bar in the chart shows the number of trading days in which the ETF traded within the premium/discount range indicated. The data below reflects past performance, which cannot be used to predict future results.

Frequency Distribution of Premiums and Discounts
NAV vs Bid/Ask Midpoint

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Financial Highlights

The financial highlights table is intended to help you understand the ETF’s financial performance since inception. The total return in the table represent the rate that an investor would have earned (or lost) on an investment in the ETF (assuming reinvestment of all dividends and other distributions). For the fiscal year ended October 31, 2010 and the period October 2, 2009 (commencement of offering of shares) through October 31, 2009, the information has been derived from the ETF’s financial statements, which have been audited by KPMG LLP, the ETF’s former independent registered public accounting firm. The Statement of Additional Information contains the financial statements and independent accountant’s report thereon of the ETF.

	For the	For the Period
	Year Ended	October 2, 2009(1) through
	October 31, 2010	October 31, 2009
Per Share Operating Performance:
Net asset value, beginning of period	$25.09	$25.00

Net investment income (loss)(2)	(0.06)	—	(3)
Net realized and unrealized gain on investments	4.73	0.09

Total gain from investment operations	4.67	0.09

Less Distributions from:
Net investment income	(0.04)	—
Net realized gains	(0.10)	—

Total distribution to shareholders	(0.14)	—

Net asset value, end of period	$29.62	$25.09

Total Return at NAV(4)	18.64%	0.36%
Total Return at Market(4)	18.31%	0.64%

Ratios/Supplemental Data:
Net assets, end of period (000’s omitted)	$8,887	$2,509

Ratios to average net assets:
Expenses, net of expense waivers(5)	0.89%	0.89%
Expenses, prior to expense waivers(5)	3.57%	17.36%
Net investment income, net of waivers(5)	(0.22% )	(0.08%	)
Portfolio turnover(6)	51.37%	5.67%

(1)	Commencement of offering of shares.
(2)	Based on average shares outstanding.
(3)	Less than $0.005 per share.
(4)	Total return at net asset value is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return at market is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the investment adviser.
(5)	Annualized.
(6)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the ETF’s capital shares.

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If you would like more information about the ETF and the Trust, the following documents are available free, upon request:

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

Additional information about the ETF appears in its annual and semi-annual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the ETF’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

A Statement of Additional Information dated February 28, 2011, as supplemented, which contains more details about the ETF, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

To receive a free copy of the latest annual or semi-annual report or the Statement of Additional Information, or to request additional information about the ETF, please contact us as follows:

Call:  800.774.3768

Write: Columbia Large-Cap Growth Equity Strategy Fund
   225 Franklin Street
   Boston, Massachusetts 02110
Visit:  columbiamanagementetf.com

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION

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Investment Company Act File No. 811-22154.

C-2005-99 A (9/11)